UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2010


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)
                           Florida 0-11102 59-1564329
     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
                     of Incorporation) Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     []Soliciting material pursuant to Rule l4a-l2 under the Exchange Act (17 CFR 240.14a-12)


     [ ]Pre-commencement communications pursuant to Rule l4d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

     Item 7.01 Regulation FD

     On January 20, 2010, the Company issued a press release announcing its intent to enter a joint venture to expand into a new group of products using chlorine-dioxide with a patented delivery system. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In connection with this strategy, the Company entered into a Letter of Intent with BBL Distributing, Inc. dated of January 19, 2010 The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. Item 9.01 Financial Statements and Exhibits. (d) Exhibits

     Exhibit No. Description of Exhibit


     99.1 Press release, dated January 20, 2010, announcing Registrant's plans to begin manufacturing, marketing and distributing chlorine dioxide based products.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OCEAN BIO-CHEM, INC.


Date:     January 22, 2010            By:  /s/ Jeffrey S. Barocas
                                           ----------------------------------
                                           Jeffrey S. Barocas
                                           Chief Financial Officer

                                                                    Exhibit 99.1

                                                                January 20, 2010


     Ocean Bio-Chem, Inc. Announces Letter of Intent to form a Joint Venture
                            ODOR STAR TECHNOLOGY LLC.


     FORT LAUDERDALE, FL--(Marketwire January 20, 2010) - Ocean Bio-Chem, Inc. (NASDAQ: OBCI) announced today the signing of a Letter of Intent to form a new joint venture, Odor Star Technology LLC (OST).

     Ocean Bio-Chem. President and CEO Peter Dornau commented, "The Company" has signed a letter of intent to form a joint venture for a group of products that utilizes a unique, patented formula and delivery system to safely kill mold, mildew, bacteria and viruses. This group of new products use a powerful, yet safe, EPA approved antimicrobial technology known as Chlorine Dioxide (CLO2). While CLO2 has been used successfully for years the technology was not available to consumers and many industries due to the cost of generating the CLO2. Our patented delivery system allows us to precisely control the release rates of the product and develop a number of consumer and industrial products at a reasonable cost. Additional uses, are as a pathogenic control to purify water (Versan), algaecide for the elimination of noxious odors and, sanitizing of solid surfaces (Avanflex) as well as air purification (NosGUARD) in enclosed spaces. The sales potential of these products are large due to the applicability to an extremely broad range of industries, from marine to household, industrial, medical, hospitality, food preparation, farm and more. This group of products brings the ability to disinfect homes and eliminate mold issues and smells, to health care facilities or any enclosed structure from odor and pathogenic contamination. The product application is especially effective for any shared public spaces. These products will be integrated into the existing Star brite product line and is expected to result in increased sales and distribution to the Company's current customers in the marine market. As noted, these products also have many applications beyond those related to boats, allowing the Company to enter numerous huge new markets. The products are proven safe for use around people and animals."

     Peter Dornau continued "The new company, OST, is being formed as a 50/50 joint venture with BBL Distributing, Inc. The joint venture will consolidate all intangible intellectual property for these products to include patents, trademarks, formulas and copyrights. Additionally, EPA regulatory registrations will be transferred into the joint venture. OST will have several patents in the United States, and will patent in Canada and Europe. OST will also license the technology to other companies in markets that we choose not to market in, creating additional royalty income."

     Peter Dornau concluded, "Production, operations and quality control are up and running at our wholly-owned subsidiary, Kinpak, Inc. We are in the final stages of finalizing agreements, due diligence and contracts. We are very excited about the potential and positive impact these products will have on the Company's future financial results."


     About Ocean Bio-Chem

     Ocean Bio-Chem, Inc. manufactures and markets a full line of maintenance and care products for boats, recreational vehicles, automobiles, motorcycles and aircraft. Products are sold under the Starbrite name. The Company trades publicly under NASDAQ SmalICap Ticker Symbol: OBCI.

     The Company's web sites are: www.oceanbiochem.com, www.starbrite.com and www.startron.com.

For additional information contact:
Peter Dornau  peter@starbrite.com       or:  Jeff Barocas jbarocas@starbrite.com
(954) 587-6280                               (954) 587-6280
President and CEO, Ocean Bio-Chem, Inc.      Chief Financial Officer.
                                             Ocean Bio-Chem, Inc.


     NOTE: The foregoing is news relating to Ocean Bio-Chem, Inc. (OBCI or "the Company") and contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

     The forward-looking statements Involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company or its management, including without limitation the Company's other subsidiaries, are intended to identify such forward-looking statements. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to the Company's 10-K and other documents filed with the United States Securities and Exchange Commission.